EXHIBIT 3.1

                           CERTIFICATE OF AMENDMENT

                                      OF

                         LIFE SETTLEMENTS FUND I, LLC

      1. The name of the limited liability company is Life Settlements Fund I, LLC.

      2. The Certificate of Formation of the limited liability company is hereby amended as follows:

      The name of the limited liability company is hereby changed from Life Settlements Fund I, LLC to AmeriFirst Fund I, LLC


            IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this 6th day of August, 2002.


                          /s/   Elliot H. Lutzker
                         --------------------------------------------
                            Elliot H. Lutzker (Authorized Person)
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                            CERTIFICATE OF AMENDMENT

                                       OF

                           LIVING BENEFITS FUND I, LLC

      1. The name of the limited liability company is Living Benefits Fund I, LLC.

      2. The Certificate of Formation of the limited liability company is hereby amended as follows:

      The name of the limited liability company is hereby changed from Living Benefits Fund I, LLC to Life Settlements Fund I, LLC

            IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this 14th day of June, 2002.


                       /s/    Elliot H. Lutzker
                       ------------------------------------------
                          Elliot H. Lutzker (Authorized Person)
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                            CERTIFICATE OF AMENDMENT

                                       OF

                            FUTURE FIRST FUND I, LLC

      1. The name of the limited liability company is Future First Fund I, LLC.

      2. The Certificate of Formation of the limited liability company is hereby amended as follows:

      The name of the limited liability company is hereby changed from Future First Fund I, LLC to Living Benefits Fund I, LLC.

            IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this 7th day of June, 2002.

                                 /s/    Elliot H. Lutzker
                                -----------------------------------------
                                   Elliot H. Lutzker (Authorized Person)
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                            CERTIFICATE OF FORMATION
                                       OF
                            LIMITED LIABILITY COMPANY

      FIRST. The name of the limited liability company is Future First Fund I, LLC.

      SECOND. The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400 in the City of Wilmington. The name of its Registered Agent at such address is Corporation Service Company.

            In Witness Whereof, the undersigned have executed this Certificate of Formation of FUTURE FIRST FUND I, LLC, this 22nd day of April, 2002.


                         /s/    Elliot H. Lutzker
                         -------------------------------------------
                           Elliot H. Lutzker (Authorized Person)